LEGAL PROCEEDINGS

On July 15, 2020, after its Board of Trustees

received a demand letter from counsel to Saba

Capital Management, L.P. and a hedge fund it

advises (together "Saba"), Eaton Vance Senior

Income Trust ("EVF") filed a complaint against

Saba in Suffolk County Superior Court in

Massachusetts seeking a declaratory judgment

as to the validity of an amendment to its by-

laws requiring trustee nominees in contested

elections to obtain affirmative votes of a

majority of eligible shares in order to be elected.

Saba subsequently answered this complaint and

asserted counterclaims for breach of contract

and fiduciary duty against EVF and certain

affiliates of EVF, including Eaton Vance Senior

Floating-Rate Trust ("EFR"), Eaton Vance

Floating-Rate Income Trust ("EFT"), Eaton Vance

Limited Duration Income Trust ("EVV") and

Eaton Vance Management, as well as the Board.

The answer and counterclaims seek, with

respect to each registered fund named as a

counterclaim defendant, rescission of the

above-referenced by-law provision, other by-

law provisions related to "control share"

acquisitions and related relief. On March 31,

2021, the court allowed in part and denied in

part a motion to dismiss Saba's

counterclaims.  On April 26, 2021, EFR, EFT and

EVV filed counterclaims against Saba seeking

declaratory judgment as to the validity of the

above-referenced by-law amendments. The

case number is 2084-cv-01533-BLS2.